Exhibit 10.1

ZONED PROPERTIES, INC.

STOCK OPTION GRANT NOTICE AN D AGREEMENT

Zoned Properties, Inc., a Nevada Corporation (the "Company"), pursuant to its October 1, 2014 Employee Stock Option Plan (the "Plan"), hereby grants to the holder listed below ("Participant"), an option to purchase the number of shares of the Company's common stock, par value $0.001 ("Stock), set forth below (the "Option"). The Option is subject to all of the terms and conditions set forth herein and is the Stock Option Agreement attached hereto as Exhibit A (the "Stock Option Agreement) and the Plan, which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Stock Option Agreement.

Participant: Bryan McLaren

Grant Date: December 30, 2015

Exercise Price per Share: $1.00

Total Exercise Price: $250,000

Total Number of Shares: 250,000

Subject to the Option: Exhibit A

Expiration Date: December 30, 2026

Type of Option:	☒ Incentive Stock Option ☐ Non-Qualified Stock Option

Vesting Schedule:	This Option shall vest and become exercisable for the shares of Stock as follows: (i) TWENTY FIVE THOUSAND (25,000) shares shall vest on the date that is the Grant Date and (ii) an additional TWENTY FIVE THOUSAND (25,000) shares shall vest on each TWELVE (12) month(s) thereafter, so that all of the Option shares shall be vested on the TEN (10) year anniversary of the Grant Date.

By his or her signature, Participant agrees to be bound by the terms and conditions of the Plan, the Stock Option Agreement and this Grant Notice. Participant has reviewed the Stock Option Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Stock Option Agreement and the Plan. Participant hereby agrees to accept as binging, conclusion and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan or relation to the Option.

Zoned Properties, Inc.		Participating Individual

By:	/s/ Bryan McLaren	By:	/s/ Bryan McLaren
Name: Bryan McLaren		Name: Bryan McLaren
Title: President & CEO		Title:
Date: 12-20-2015		Date: 12-20-2015